UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 20, 2009
Date of Report (Date of earliest event reported)

ANTIGENICS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

          On November 20, 2009, Antigenics Inc. announced that the Committee for Medicinal Products for Human Use (CHMP), the scientific committee of the European Medicines Agency, has formally adopted a negative opinion on the marketing authorization application (MAA) for Oncophage (vitespen) as a treatment in earlier-stage, localized renal cell carcinoma (kidney cancer). A negative vote of the CHMP indicating this opinion was verbally conveyed to Antigenics and announced in a press release issued on October 21, 2009.  Based on this opinion, Antigenics has decided to withdraw its MAA and to evaluate its options going forward, including a potential re-filing at a later date.

          The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

  99.1     Press Release dated November 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date:	November 20, 2009	By:	/s/ Garo H. Armen

Garo H. Armen
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 20, 2009